UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2022

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Beach Street
Daytona Beach, Florida		32114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 386 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Annual Cash Incentive for 2022

On February 21, 2022, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Brown & Brown, Inc. (the “Company”) adopted the annual cash incentive for 2022 for certain of the Company’s executive officers, including certain of the named executive officers, pursuant to which they are eligible to receive a cash incentive payment based on the achievement of certain performance objectives in 2022. The terms of the annual cash incentive are not contained in a formal written document.

The named executive officer’s annual cash incentive payment amount will consist of three components (the calculation of which may be adjusted by the Compensation Committee, at its discretion, to exclude the effect of items that are unusual in nature or infrequently occurring), which are as follows:

•
The first component, which will affect 40% of the 2022 cash incentive amount, is based on specified organic revenue growth targets, which, for named executive officers whose responsibilities encompass the Company as a whole rather than being tied to a particular segment, will be calculated based upon the organic revenue growth of the Company as a whole, and for named executive officers with segment operational responsibilities, will be calculated based upon the organic revenue growth of the offices for which each such executive officer has oversight responsibility.

•
The second component, which will affect 40% of the 2022 cash incentive amount, will be determined based upon performance of the Company’s EBITDAC margin (“EBITDAC Margin”), which is the Company’s income before income taxes less amortization, depreciation, interest, and the change in estimated acquisition earn-out payables, divided by total revenues.

•
The third component, which will affect 20% of the 2022 cash incentive amount, will be linked to the achievement of personal objectives of the named executive officer as determined by the Compensation Committee.

Each of the components described above contemplates a minimum payout of 0% of each named executive officer’s target cash incentive amount and a maximum payout of 200% of each named executive officer’s target cash incentive amount. The target cash incentive amounts for our named executive officers for 2022 are as follows: J. Powell Brown – $2,000,000; R. Andrew Watts – $700,000; J. Scott Penny – $900,000; and Chris L. Walker - $1,000,000.

Performance Stock Unit Grant

On February 21, 2022, the Compensation Committee also authorized and approved a grant of 5,669 performance stock units (collectively, the “PSUs”) under the 2019 Stock Incentive Plan to Mr. Walker. The vesting of fifty percent (50%) of the PSUs is tied to specific organic revenue growth targets for the Company, and the vesting of the other fifty percent (50%) of the PSUs is tied to specified compound annual growth rate targets of the Company’s cumulative earnings per share, excluding any impact for changes in estimated acquisition earn-out payables, in each case measured over a three-year period beginning January 1, 2022. The PSUs contemplate a minimum payout of 0% and a maximum payout of 200% based upon the level of performance of each performance condition during the three-year measurement period. The PSUs will vest on the fifth anniversary of the date of grant, assuming continuous employment through such date, provided that vesting will accelerate in the event of death, disability or termination (including constructive termination) without cause within 12 months following a change in control of the Company. If Mr. Walker’s retirement occurs before the third anniversary of the date of grant, the PSUs that become awarded PSUs will be paid to Mr. Walker on the second anniversary of his retirement, subject to Mr. Walker being in good standing with the Company as of the date of such payment; and if Mr. Walker’s retirement occurs after the third anniversary of the date of grant, the PSUs that become awarded PSUs will be paid to Mr. Walker on the fifth anniversary of the date of grant, subject to Mr. Walker being in good standing with the Company as of the date of such payment. PSUs will be settled by delivery of shares of Company common stock. Dividend equivalents will accrue on awarded PSUs from and after the date of awarding and be paid no later than 30 days following the applicable dividend payment date.

A copy of a form of Performance Stock Unit Agreement, pursuant to which this grant was made, is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Restricted Stock Unit Grant

On February 21, 2022, the Compensation Committee also authorized and approved a grant of 1,889 time-based restricted stock units (collectively, the “RSUs”) under the 2019 Stock Incentive Plan to Mr. Walker. The RSUs will vest on the fifth anniversary of the date of grant, assuming continuous employment through such date, provided that vesting will accelerate in the event of death, disability or termination (including constructive termination) without cause within 12 months following a change in control of the Company. If Mr. Walker’s retirement occurs before the third anniversary of the date of grant, the RSUs will be paid to Mr. Walker on the second anniversary of his retirement, subject to Mr. Walker being in good standing with the Company as of the date of such payment; and if Mr. Walker’s retirement occurs after the third anniversary of the date of grant, the RSUs will be paid to Mr. Walker on the fifth anniversary of the date of grant, subject to Mr. Walker being in good standing with the Company as of the date of such payment. RSUs will be settled by delivery of shares of Company common stock. Dividend equivalents will accrue on RSUs from and after the date of grant and be paid no later than 30 days following the applicable dividend payment date.

A copy of a form of Restricted Stock Unit Agreement, pursuant to which this grant was made, is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No. Description

10.1 Form of Performance Stock Award Agreement under the 2019 Stock Incentive Plan.

10.2 Form of Restricted Stock Unit Agreement under the 2019 Stock Incentive Plan.

104 Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC. (Registrant)

Date:	February 21, 2022	By:	/s/ Robert W. Lloyd
Robert W. Lloyd Executive Vice President, General Counsel and Secretary